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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): April 5, 2001




                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                      001-13973                 65-0788314
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

         10800 BISCAYNE BOULEVARD, MIAMI, FLORIDA                      33161
         (Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000



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Item 5.  Other Events

         As previously reported, UniCapital Corporation, a Delaware corporation (the Company"), together with certain of its subsidiaries, filed voluntary Petitions for Relief under the provisions of Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), Case Nos. 00-42719 through 00-42838, on December 11, 2000. The Company retains control of its assets and is authorized to operate its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court.

         As a result of the Chapter 11 proceeding, the Company is required to file with the Bankruptcy Court schedules of monthly cash receipts and disbursements (the "Monthly Operating Statements"). On April 5, 2001, the Company filed two separate Monthly Operating Statements with the Bankruptcy Court covering the periods December 11, 2000 to December 31, 2000, and January 1, 2001 to January 31, 2001. On April 22, 2001, the Company filed with the Bankruptcy Court a revised Monthly Operating Statement for the period February 1, 2001 to February 28, 2001 and a Monthly Operating Statement for the period March 1, 2001 to March 31, 2001. Exhibits 99.1 through 99.4 to this Current Report on Form 8-K contain the text of the Monthly Operating Statements as filed with the Bankruptcy Court.

         The financial data included in the Monthly Operating Statements are not audited. The Monthly Operating Statements are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Monthly Operating Statements are complete. The Monthly Operating Statements also contain information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Statement should not be viewed as indicative of future results.


Item 7.  Financial Statements, pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

         99.1 Schedule of Cash Receipts and Disbursements for the Period December 11, 2000 to December 31, 2000.

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         99.2     Schedule of Cash Receipts and Disbursements for the Period
                  January 1, 2001 to January 31, 2001.

         99.3 Schedule of Cash Receipts and Disbursements for the Period February 1, 2001 to February 28, 2001.

         99.4 Schedule of Cash Receipts and Disbursements for the Period March 1, 2001 to March 31, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            UNICAPITAL CORPORATION


Date:  May 11, 2001                         By: /s/ E. Talbot Briddell
                                                ----------------------
                                                    E. Talbot Briddell
                                                    Chief Executive Officer



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                                  EXHIBIT INDEX

   Exhibit No.    Document Description
   -----------    --------------------

         99.1 Schedule of Cash Receipts and Disbursements for the Period December 11, 2000 to December 31, 2000.

         99.2 Schedule of Cash Receipts and Disbursements for the Period January 1, 2001 to January 31, 2001.

         99.3 Schedule of Cash Receipts and Disbursements for the Period February 1, 2001 to February 28, 2001.

         99.4 Schedule of Cash Receipts and Disbursements for the Period March 1, 2001 to March 31, 2001.



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